EXHIBIT 4.7
KINARK CORPORATION
RIGHTS OFFERING


DTC PARTICIPANT OVERSUBSCRIPTION EXERCISE FORM



     THIS FORM IS TO BE USED ONLY BY DEPOSITORY TRUST COMPANY
PARTICIPANTS TO
EXERCISE THE OVERSUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH
RESPECT TO
WHICH THE BASIC SUBSCRIPTION PRIVILEGE WAS EXERCISED AND
DELIVERED THROUGH THE
FACILITIES OF THE DEPOSITORY TRUST COMPANY.  ALL OTHER EXERCISES
OF
OVERSUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF
SUBSCRIPTION
CERTIFICATES.


     THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET
FORTH IN THE COM-
PANY'S PROSPECTUS AND PROXY STATEMENT DATED ___________________,
1995 (THE
"PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE.  COPIES
OF THE
PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT
AND THE
SUBSCRIPTION AGENT.

     VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT
IN FULL BY
5:00 P.M., NEW YORK CITY TIME, ON ___________________, 1995,
UNLESS EXTENDED
(THE "EXPIRATION DATE").

     1. The undersigned hereby certifies to the Company and the Subscription
Agent that it is a participant in The Depository Trust Company ("DTC") and that it has either (i) exercised the Basic Subscription Privilege in respect of
Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent.

     2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, _______________ shares of Common Stock and certifies to the Company and the Subscription Agent that such Oversubscription
Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on each of whose behalf has been exercised at least two Rights for each share of Common Stock being purchased pursuant to the
Oversubscription Privilege.

     3. The undersigned understands that payment of the Subscription Price of
$2.00 per share for each share of Common Stock subscribed for pursuant to the
Oversubscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York City time on the Expiration Date and represents that such payment, in the aggregate amount of $___________, either (check appropriate box):

               [ ] has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to
                    above;

or

               [ ] is being delivered to the Subscription Agent herewith;

or

               [ ] has been delivered separately to the Subscription Agent;

               and, in the case of funds not delivered pursuant to a Notice of
               Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

               [ ]  wire transfer of funds

                    -    name of transferor institution
                    -    date of transfer
                    -    confirmation number (if available)

               [ ]  uncertified check

               [ ]  certified check

               [ ]  bank draft (cashier's check)



                                                  Basic
Subscription
Confirmation Number



                                                  DTC Participant
Number



                                                  Name of DTC
Participant


                                                  By
                                                       Name:
                                                       Title:
Dated:                        , 1995

PARTICIPANTS EXERCISING THE OVERSUBSCRIPTION PRIVILEGE PURSUANT
HERETO MUST
SEPARATELY SUBMIT A NOMINEE HOLDER CERTIFICATION TO THE
SUBSCRIPTION AGENT.